Exhibit 10.10
EXECUTION
LOAN TRANSFER AGREEMENT
     This LOAN TRANSFER AGREEMENT (this “Agreement”) is dated as of September 21, 2010, by and among POSTROCK MIDCONTINENT PRODUCTION, LLC, a Delaware limited liability company (“PMP”), successor by merger to Quest Cherokee, LLC, a Delaware limited liability company (“Quest Cherokee”) and to a related entity known as PostRock MidContinent Production, LLC, formerly known as Quest Energy Partners, L.P. (“QELP”), POSTROCK ENERGY SERVICES CORPORATION, a Delaware corporation (“PESC”), formerly known as Quest Resource Corporation (“Initial Co-Borrower”) and successor by merger to Quest Cherokee Oilfield Service, LLC, a Delaware limited liability company (“QCOS”; QCOS, QELP, PESC, STP Newco, Inc., an Oklahoma corporation, and PostRock Energy Corporation, a Delaware corporation, collectively called the “Guarantors” and individually a “Guarantor”), ROYAL BANK OF CANADA, as administrative agent and collateral agent for the Second Lien Lenders (defined below) under the Second Lien Amended Credit Agreement (defined below) (the “Second Lien Agent”), ROYAL BANK OF CANADA, as administrative agent and collateral agent for the BBF Secured Parties (defined below) under the Borrowing Base Facility Credit Agreement (defined below) (the “Borrowing Base Facility Agent”), including the Borrowing Base Facility Lenders.
RECITALS
     A. Initial Co-Borrower, Quest Cherokee, Guggenheim Corporate Funding, LLC, as administrative agent and the other lenders party thereto entered into that certain Amended and Restated Senior Credit Agreement dated February 7, 2006 (the “Prior Guggenheim First Lien Credit Agreement”) pursuant to which the lenders agreed to make advances up to a maximum of $200,000,000.
     B. The Prior Guggenheim First Lien Credit Agreement was secured by mortgages granted on Quest Cherokee’s producing oil and gas properties located in the States of Kansas and Oklahoma as described in Exhibit B hereto (the “Original Oil and Gas Properties”).
     C. Initial Co-Borrower, Quest Cherokee, Guggenheim Corporate Funding, LLC, as administrative agent and the other lenders party thereto entered into that certain Amended and Restated Second Lien Term Loan Agreement dated June 9, 2006 (the “Prior Guggenheim Second Lien Credit Agreement”).
     D. Initial Co-Borrower, Quest Cherokee, Guggenheim Corporate Funding, LLC, as administrative agent and the other lenders party thereto entered into that certain Third Lien Term Loan Agreement dated June 9, 2006 (the “Prior Guggenheim Third Lien Credit Agreement”; the Prior Guggenheim First Lien Credit Agreement, the Prior Guggenheim Second Lien Credit Agreement and the Prior Guggenheim Third Lien Credit Agreement collectively called the “Prior Guggenheim Credit Agreements”). Pursuant to the Prior Guggenheim Third Lien Credit Agreement, the lenders party thereto agreed to make advances up to a maximum of $75,000,000.
     E. In connection with the Prior Guggenheim Third Lien Credit Agreement, the mortgages filed against the Original Oil and Gas Properties were amended to describe the increase in the indebtedness secured thereby as described in Exhibit B hereto.
Quest Cherokee 2nd Lien Loan
Transfer Agreement

     F. Pursuant to a Loan Transfer Agreement dated November 15, 2007, the holders of the indebtedness outstanding under the Prior Guggenheim Credit Agreements assigned such indebtedness to the First Lien Lenders (hereafter defined), together with all liens securing such indebtedness.
     G. Pursuant to the terms of that certain Amended and Restated Credit Agreement dated as of November 15, 2007 (as amended, the “First Lien Credit Agreement”), Initial Co-Borrower, Quest Cherokee, Guarantors, Royal Bank of Canada, as administrative agent and collateral agent, and the lenders party thereto (“First Lien Lenders”), the First Lien Lenders made certain loans and other financial accommodations in an aggregate amount up to $250,000,000 to Quest Cherokee.
     H. In connection with the First Lien Credit Agreement, the mortgages filed against the Original Oil and Gas Properties were amended to describe the indebtedness secured thereby as described in Exhibit B hereto.
     I. The First Lien Credit Agreement was amended by a First Amendment to Amended and Restated Credit Agreement, dated April 15, 2008, a Second Amendment to Amended and Restated Credit Agreement, dated October 28, 2008, a Third Amendment to Amended and Restated Credit Agreement dated May 29, 2009, a Fourth Amendment to Amended and Restated Credit Agreement, dated June 30, 2009, and a Fifth Amendment to Amended and Restated Credit Agreement, dated December 17, 2009 (the First Lien Amended Credit Agreement as so amended, the “First Lien Amended Credit Agreement”).
     J. Pursuant to the terms of that certain Second Lien Senior Term Loan Agreement dated as of July 11, 2008 (as amended by a First Amendment to Second Lien Senior Term Loan Agreement, dated October 28, 2008, a Second Amendment to Second Lien Senior Term Loan Agreement, dated June 30, 2009, a Third Amendment to Second Lien Senior Term Loan Agreement, dated September 30, 2009, a Fourth Amendment to Second Lien Senior Term Loan Agreement, dated October 30, 2009, a Fifth Amendment to Second Lien Senior Term Loan Agreement, dated November 16, 2009, a Sixth Amendment to Second Lien Senior Term Loan Agreement, dated November 20, 2009, a Seventh Amendment to Second Lien Senior Term Loan Agreement, dated December 7, 2009, and an Eighth Amendment to Second Lien Senior Term Loan Agreement, dated December 17, 2009, the “Second Lien Loan Agreement”), Quest Cherokee, Guarantors, Royal Bank of Canada, as administrative agent and collateral agent (in such capacity, the “Second Lien Agent”), KeyBank National Association, as syndication agent, Société Générale, as documentation agent, and the lenders party thereto (“Second Lien Lenders”), the Second Lien Lenders made a term loan in the amount of $45,000,000 to Quest Cherokee. Quest Cherokee executed and delivered promissory notes to each Second Lien Lender in the amounts set forth on Exhibit A hereto (the “Second Lien Notes”).
     K. In connection with the Second Lien Loan Agreement, second lien mortgages were filed against the Original Oil and Gas Properties to secure the $45,000,000 second lien indebtedness secured thereby as described in Exhibit B hereto and mortgages were filed against oil and gas properties acquired by Quest Cherokee in West Virginia as described in Exhibit B hereto (the “Marcellus Oil and Gas Properties”).
     L. The aggregate of the indebtedness outstanding under the Second Lien Notes and the Second Lien Loan Agreement is hereafter collectively referred to as the “Assigned Debt;” the documents securing, guaranteeing or otherwise pertaining to the indebtedness under the Second Lien Notes and the Second Lien Loan Agreement described on Exhibit C attached hereto are hereafter collectively referred to as the “Second Lien Loan Documents”, and all property described in the Second Lien Loan Documents
Quest Cherokee 2nd Lien Loan
Transfer Agreement

as collateral securing such Assigned Debt is hereafter collectively referred to as the “Second Lien Collateral”.
     M. The Second Lien Agent and the Second Lien Lenders (collectively, “Assignors” and, each individually, an “Assignor”) have agreed to irrevocably sell, transfer and assign to the Borrowing Base Facility Agent (in such capacity, “Assignee”) for the benefit of (i) the lenders party to that certain Second Amended and Restated Credit Agreement dated as of September 21, 2010, among the Borrowing Base Facility Agent, such lenders (collectively, the “Borrowing Base Facility Lenders”), PESC and PMP, successor by merger to Bluestem Pipeline, LLC, as borrowers (the “Borrowing Base Facility Credit Agreement”) and (ii) the other Secured Parties (as defined under the Borrowing Base Facility Credit Agreement (“BBF Secured Parties”), all of their interests in, to and under the Assigned Debt and the Second Lien Loan Documents, including, without limitation, the security interests and liens created thereby and Assignors’ rights to all principal now due or hereafter due and all interest, fees, costs and expenses relating thereto (the rights under the Assigned Debt and the Second Lien Loan Documents and otherwise being collectively referred to herein as the “Assigned Rights”), all subject to the terms and conditions set forth herein..
AGREEMENTS
     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:
     1. Sale and Assignment: Purchase Price.
          (a) For $10.00 in hand paid, the receipt of which is hereby acknowledged, the mutual covenants and agreements contained herein, and for other good and valuable consideration, each Assignor shall sell, transfer, assign, grant and convey unto Assignee, its successors and assigns, on the Assignment Date (defined below) its interest in the Assigned Rights, WITHOUT RECOURSE, REPRESENTATION OR WARRANTY. Upon the assignment of the Assigned Rights, Assignors shall be released and discharged from any obligations to Quest Cherokee under the Second Lien Loan Agreement and the Assignee shall not assume or be liable for any of Assignors’ obligations to Quest Cherokee under the Second Lien Loan Agreement, the parties agreeing and acknowledging that all obligations of the Assignors transferred herein will be amended and restated by the Borrowing Base Facility Credit Agreement to the extent of any Assignor that is a Borrowing Base Facility Lender. The Assignee acknowledges receiving the Assigned Rights. The Assignee confirms that the indebtedness comprising the Assigned Rights will be allocated among the Borrowing Base Facility Lenders in accordance with each such Borrowing Base Facility Lender’s Pro Rata Share (as defined in the Borrowing Base Facility Credit Agreement) of the aggregate commitment under the Borrowing Base Facility Credit Agreement.
          (b) In consideration for the assignment of the Assigned Debt and the rest of the Assigned Rights, the Borrowing Base Facility Agent, on behalf of the Borrowing Base Facility Lenders, will deliver, in the form of promissory notes issued by the borrowers under the Borrowing Base Facility Credit Agreement (collectively, the “BBF Borrowers”), in amounts not less than the amounts set forth below on or prior to noon (New York time) on September 21, 2010:
(a) Royal Bank of Canada $40,683,566.86;

(b) KeyBank National Association $23,172,912.26;

(c) Société Générale $21,356,674.92;

(d) Amegy Bank National Association $13,592,615.70;
Quest Cherokee 2nd Lien Loan
Transfer Agreement

          (the portion of such amounts that represents transferred principal indebtedness owing as of the Assignment Date (accrued interest and deferred amendment fees, if any, to be paid on the Assignment Date) in connection with the Second Lien Loan Agreement in accordance with Exhibit D (as opposed to any such lender’s additional loan commitment amount under the Borrowing Base Facility Credit Agreement) are referred to collectively herein as the “Purchase Price”).
          Upon receipt from the BBF Borrowers of the promissory notes, a portion of the indebtedness of which evidences the Purchase Price, the Borrowing Base Facility Agent will promptly deliver such notes to each Second Lien Lender. A detailed breakdown of the principal comprising the Purchase Price is set forth on Exhibit D. The Second Lien Agent hereby reserves the right to notify the BBF Borrowers and the Borrowing Base Facility Agent of any change in the applicable interest rate under the Second Lien Loan Agreement after the date hereof and to adjust the Purchase Price accordingly.
          (c) This Agreement shall be effective upon the satisfaction of each of the conditions set forth in this Section 1 and the contemporaneous closing of the Borrowing Base Facility Credit Agreement (the date on which the last of such conditions to be satisfied is satisfied being herein referred to as the “Assignment Date”). Except as set forth in Sections 2 and 3 below, this Agreement shall expire at, and the Assignors shall have no further obligations to Assignee after, 3:00 p.m. (New York time) on September 30, 2010, unless each of the conditions set forth in this Section 1 is timely satisfied on or before such date as provided herein.
     2. Delivery of Second Lien Loan Documents. As soon as reasonably practicable, but in any event within fifteen (15) Business Days (as defined in the Borrowing Base Facility Credit Agreement) after the Assignment Date, (a) Second Lien Agent will deliver to the Borrowing Base Facility Agent (for the benefit of the Assignee and the Borrowing Base Facility Lenders, as applicable), at no cost or expense to Assignors, all Second Lien Loan Documents in the possession of the Second Lien Agent (and the Second Lien Agent shall deliver, or cause the applicable Second Lien Lender to deliver, each of the original Second Lien Notes, endorsed to the order of RBC, as administrative agent and collateral agent, for the benefit of the Borrowing Base Facility Lenders, the endorsement described above to be in substantially the form of the endorsement attached hereto as Exhibit E), and (b) the Second Lien Agent shall deliver appropriate assignments, in recordable form (as applicable), of any and all security documents securing the Assigned Debt to Borrowing Base Facility Agent’s counsel, Thompson & Knight LLP, 333 Clay Street, Suite 3300, Houston, Texas 77002, attention Robert C. Shearer, Esq. (the “Delivery Address”); provided, that Second Lien Agent shall execute and deliver to the Borrowing Base Facility Agent, for the benefit of the BBF Secured Parties, at no cost or expense to Assignors, such original assignments (in recordable form) of the Original Oil and Gas Properties and the Marcellus Oil and Gas Properties described on Exhibit B hereto on the Assignment Date at the Delivery Address, such assignment to be in substantially the form of Exhibit F hereto and in such number of original counterparts as requested by the Borrowing Base Facility Agent. The Second Lien Agent and the Second Lien Lenders authorize the Borrowing Base Facility Agent following the delivery of the Borrowers’ promissory notes evidencing payment of the Purchase Price and upon satisfaction of the other conditions set forth in Section 1 hereof, to file any UCC-3 termination statements and UCC-3 assignments pertaining to UCC financing statements and transmitting utility financing statements filed by the Second Lien Agent in respect of the Second Lien Collateral.
     3. Further Assurances. Following the Assignment Date, (a) Assignors agree, at no cost or expense to Assignors, to promptly do or cause to be done such further acts and to execute such further instruments as the Borrowing Base Facility Agent or any Borrowing Base Facility Lender may reasonably request in order to carry out the purposes of this Agreement and (b) Borrowers, as successors to QELP
Quest Cherokee 2nd Lien Loan
Transfer Agreement

and Quest Cherokee, agree at no cost or expense to Assignors, to promptly do or cause to be done such further acts and to execute such further instruments as Borrowing Base Facility Agent may reasonably request in order to carry out the purposes of this Agreement.
     4. Release. PESC, PMP, as successor to Quest Cherokee, STP Newco, Inc. and the Guarantors (other than PEC), as applicable, under the Second Lien Loan Agreement, jointly and severally, forever release the Assignors and each of their directors, officers, employees, agents, affiliates, attorneys, successors and assigns from and against any and all claims, covenants, promises, agreements, obligations, commitments, controversies, losses, damages, costs, expenses, demands, causes of action, judgments or liabilities of any kind or character whatsoever, whether matured or contingent or known or unknown, that such parties may have arising out of, or with respect to, directly or indirectly, the Second Lien Loan Documents and the transactions covered thereunder, arising before the Assignment Date.
     5. Preservation of Liens and Security Interests. Nothing contained herein shall be deemed to release, modify or impair the liens or security interests in the Second Lien Collateral in any respect, all of which shall continue to secure, to the extent of the Assigned Rights, the obligations and indebtedness of the BBF Borrowers under the Borrowing Base Facility Credit Agreement, including, without limitation, the Obligations (as defined in the Borrowing Base Facility Credit Agreement) and all of which liens and security interests are hereby ratified and confirmed. Borrowers hereby acknowledge that in part the Borrowing Base Facility Credit Agreement represents a renewal, extension, amendment and modification of the Assigned Debt, but does not represent a satisfaction or novation thereof. Upon receipt of each original Second Lien Note from the applicable Second Lien Lender, the Borrowing Base Facility Agent shall mark such Second Lien Note “replaced” and promptly return such Second Lien Note to PMP.
     6. Miscellaneous. This Agreement shall be governed by and construed under the laws of the State of New York and shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one agreement. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, facsimile, photocopy or by sending a scanned copy by electronic mail shall be as effective as delivery of a manually executed counterpart. The effectiveness of any such signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on all parties.
     7. JURY WAIVER. THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDINGS ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
[Signature Page to Follow]
Quest Cherokee 2nd Lien Loan
Transfer Agreement

     IN WITNESS WHEREOF, this Loan Transfer Agreement has been duly executed as of the day and year first above written.

PMP:	POSTROCK MIDCONTINENT PRODUCTION, LLC, a Delaware limited liability company, f/k/a Bluestem Pipeline, LLC, successor by merger to Quest Cherokee, LLC, the successor by merger to a related entity named PostRock MidContinent Production, LLC, the successor by conversion to Quest Energy Partners, L.P., a guarantor

	By:	POSTROCK ENERGY SERVICES CORPORATION, its sole member

	By:	/s/ David C. Lawler
David C. Lawler,
President and Chief Executive Officer

PESC:	POSTROCK ENERGY SERVICES CORPORATION, a Delaware corporation, the successor by merger to Quest Cherokee Oilfield Service, LLC, a guarantor

	By:	/s/ David C. Lawler
David C. Lawler,
President and Chief Executive Officer
Quest Cherokee 2nd Lien Loan
Transfer Agreement

Signature Page 1

SECOND LIEN AGENT:	ROYAL BANK OF CANADA, As Administrative Agent and Collateral Agent

	By:	/s/ Susan Khokher
	Name:	Susan Khokher
	Title:	Manager, Agency
Quest Cherokee 2nd Lien Loan
Transfer Agreement

Signature Page 2

SECOND LIEN LENDER:	ROYAL BANK OF CANADA

	By:	/s/ Leslie P. Vowell
Leslie P. Vowell
Attorney-in-Fact
Quest Cherokee 2nd Lien Loan
Transfer Agreement

Signature Page 3

SECOND LIEN LENDER:	KEYBANK NATIONAL ASSOCIATION

	By:	/s/ Robert F. Pollis, Jr.
	Name:	Robert F. Pollis, Jr.
	Title:	Senior Vice President
Quest Cherokee 2nd Lien Loan
Transfer Agreement

Signature Page 4

SECOND LIEN LENDER:	SOCIÉTÉ GÉNÉRALE

	By:	/s/ Cameron Null
	Name:	Cameron Null
	Title:	Vice President
Quest Cherokee 2nd Lien Loan
Transfer Agreement

Signature Page 5

SECOND LIEN LENDER:	AMEGY BANK NATIONAL ASSOCIATION

	By:	/s/ Terry Owen McCarter
	Name:	Terry Owen McCarter
	Title:	Senior Vice President
Quest Cherokee 2nd Lien Loan
Transfer Agreement

Signature Page 6

BORROWING BASE FACILITY AGENT:	ROYAL BANK OF CANADA, As Administrative Agent and Collateral Agent for the New Lenders

	By:	/s/ Susan Khokher
	Name:	Susan Khokher
	Title:	Manager, Agency
Quest Cherokee 2nd Lien Loan
Transfer Agreement

Signature Page 7

EXHIBIT A
SECOND LIEN NOTES
1.	$13,333,333.34 Promissory Note dated November 15, 2007 executed by Quest Cherokee, LLC, payable to the order of Royal Bank of Canada;

2.	$13,333,333.33 Promissory Note dated November 15, 2007 executed by Quest Cherokee, LLC, payable to the order of KeyBank National Association;

3.	$13,333,333.33 Promissory Note dated November 15, 2007 executed by Quest Cherokee, LLC, payable to the order of Sociètè Gènèrale; and

4.	$5,000,000.00 Promissory Note dated November 15, 2007 executed by Quest Cherokee, LLC, payable to the order of Amegy Bank National Association.
Quest Cherokee 2nd Lien Loan
Transfer Agreement

Exhibit A-1

EXHIBIT B
MORTGAGE DOCUMENTS
KANSAS
1.	Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 14, 2005 from Quest Cherokee, LLC, as Mortgagor, to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee, filed in Chautauqua County, Kansas on November 14, 2005, in Book 129, Page 442; as amended by a First Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated July 31, 2006 from Quest Cherokee, LLC, as Mortgagor, to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee, filed in Chautauqua County, Kansas on August 10, 2006, in Book 132, Page 715; as amended by a Second Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 15, 2007 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent, as Mortgagee, filed in Chautauqua County, Kansas on December 7, 2007, in Book 139, Page 450.
2.	Second Lien Mortgage, Security Agreement, Financing Statement and Assignment of Production dated July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent, as Mortgagee, filed in Chautauqua County, Kansas on July 25, 2008, in Book 141, Page 747.
3.	Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 14, 2005 from Quest Cherokee, LLC, as Mortgagor, to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee, filed in Elk County, Kansas on November 14, 2005, in Book 114, Page 700; as amended by a First Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated July 31, 2006 from Quest Cherokee, LLC, as Mortgagor, to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee, filed in Elk County, Kansas on August 10, 2006, in Book 115, Page 637; as amended by a Second Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 15, 2007 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent, as Mortgagee, filed in Elk County, Kansas on December 5, 2007, in Book 118, Page 1.
4.	Second Lien Mortgage, Security Agreement, Financing Statement and Assignment of Production dated July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent, as Mortgagee, filed in Elk County, Kansas on July 21, 2008, in Book 119, Page 121.
5.	Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 14, 2005 from Quest Cherokee, LLC, as Mortgagor, to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee, filed in Labette County, Kansas on November 14, 2005, in Book 358, Page 26, under Document No. 0022983; as amended by a First Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated July 31, 2006 from Quest Cherokee, LLC, as Mortgagor, to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as
Quest Cherokee 2nd Lien Loan
Transfer Agreement

Exhibit B Page 1

Mortgagee, filed in Labette County, Kansas on August 16, 2006, in Book 368, Page 46, under Document No. 0026263, as amended by a Second Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 15, 2007 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent, as Mortgagee, filed in Labette, Kansas on December 7, 2007, in Book 385, Page 26, as amended by that Third Amendment to Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated September 1, 2008 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent, as Mortgagee, filed in Labette County, Kansas on September 24, 2008, Book 395, Page 47, under Document No. 34531.
6.	Second Lien Mortgage, Security Agreement, Financing Statement and Assignment of Production dated July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent, as Mortgagee, filed in Labette County, Kansas on July 31, 2008, in Book 393, Page 49, as amended by that First Amendment to Second Lien Mortgage, Security Agreement, Financing Statement and Assignment of Production dated September 1, 2008 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent, as Mortgagee, filed in Labette County, Kansas on September 24, 2008, in Book 395, Page 46, under Document No. 34530.
7.	Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 14, 2005 from Quest Cherokee, LLC, as Mortgagor, to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee, filed in Montgomery County, Kansas on November 14, 2005, in Book 553, Page 81; as amended by a First Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated July 31, 2006 from Quest Cherokee, LLC, as Mortgagor, to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee, filed in Montgomery County, Kansas on August 16, 2006, in Book 559, Page 684, as amended by a Second Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 15, 2007 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent, as Mortgagee, filed in Montgomery, Kansas on December 14, 2007, in Book 572, Page 381, as amended by that Third Amendment to Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated September 1, 2008 from Quest Cherokee, LLC, as Mortgagor to Royal Bank of Canada, as Administrative Agent and Collateral Agent, as Mortgagee filed in Montgomery County, Kansas on September 24, 2008, Book 579, Page 501.
8.	Second Lien Mortgage, Security Agreement, Financing Statement and Assignment of Production dated July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent, as Mortgagee, filed in Montgomery County, Kansas on July 25, 2008, in Book 578, Page 143, as amended by that First Amendment to Second Lien Mortgage, Security Agreement, Financing Statement and Assignment of Production dated September 1, 2008 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent, as Mortgagee, filed in Montgomery County, Kansas on September 24, 2008, in Book 579, Page 500.
9.	Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 14, 2005 from Quest Cherokee, LLC, as Mortgagor, to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee, filed in Neosho County, Kansas on November 14, 2005, in Book 358, Page 1; as amended by a First Amendment
Quest Cherokee 2nd Lien Loan
Transfer Agreement

Exhibit B Page 2

to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated July 31, 2006 from Quest Cherokee, LLC, as Mortgagor, to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee, filed in Neosho County, Kansas on August 15, 2006, in Book 374, Page 1; as amended by a Second Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 15, 2007 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent, as Mortgagee, filed in Neosho County, Kansas on December 5, 2007, in Book 400, Pages 8-521, under Document ID No. 8105.
10.	Second Lien Mortgage, Security Agreement, Financing Statement and Assignment of Production dated July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent, as Mortgagee, filed in Neosho County, Kansas on July 24, 2008, in Book 412, Pages 1-528, under Document ID No. 10662.
11.	Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 14, 2005 from Quest Cherokee, LLC, as Mortgagor, to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee, filed in Wilson County, Kansas on November 14, 2005, in Book 290, Page 258; as amended by a First Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated July 31, 2006 from Quest Cherokee, LLC, as Mortgagor, to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee, filed in Wilson County, Kansas on August 9, 2006, in Book 300, Page 275; as amended by a Second Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 15, 2007 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent, as Mortgagee, filed in Wilson County, Kansas on December 10, 2007, in Book 318, Page 325.
12.	Second Lien Mortgage, Security Agreement, Financing Statement and Assignment of Production dated July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent, as Mortgagee, filed in Wilson County, Kansas on July 24, 2008, in Book 326, Page 1.
13.	Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 14, 2005 from Quest Cherokee, LLC, as Mortgagor, to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee, filed in Woodson County, Kansas on November 14, 2005, in Book 99, Page 198; as amended by a First Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated July 31, 2006 from Quest Cherokee, LLC, as Mortgagor, to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee, filed in Woodson County, Kansas on August 10, 2006, in Book 100, Page 485; as amended by a Second Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 15, 2007 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent, as Mortgagee, filed in Woodson County, Kansas on December 7, 2007, in Book M104, Page(s) 54-90, under Document ID No. 9709286.
14.	Second Lien Mortgage, Security Agreement, Financing Statement and Assignment of Production dated July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent, as Mortgagee, filed in Woodson County, Kansas on July 24, 2008, in Book M105, Page(s) 314-361, under Document ID No. 9710018.
Quest Cherokee 2nd Lien Loan
Transfer Agreement

Exhibit B Page 3

15.	Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 15, 2007 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent, as Mortgagee, filed in Allen County, Kansas on December 7, 2007, in Book 0949, Page 33, under Document ID No. 2007-0949.
16.	Second Lien Mortgage, Security Agreement, Financing Statement and Assignment of Production dated July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent, as Mortgagee, filed in Allen County, Kansas on July 24, 2008, in Book 1570, Page 29.
17.	Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 15, 2007 from Quest Cherokee, LLC, as Mortgagor, Royal Bank of Canada, as Administrative Agent and Collateral Agent, as Mortgagee, filed in Greenwood County, Kansas on December 5, 2007, in Book 298, Page 363.
18.	Second Lien Mortgage, Security Agreement, Financing Statement and Assignment of Production dated July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent, as Mortgagee, filed in Greenwood County, Kansas on July 24, 2008, in Book 301, Page 337.
OKLAHOMA
1.	Mortgage Deed of Trust, Security Agreement, Financing Statement and Assignment of Production date November 14, 2005 from Quest Cherokee, LLC, as Mortgagor, to Guggenheim Corporate Funding, LLC, as administrative agent and collateral agent for Secured Parties, as Mortgagee, recorded in Craig County, OK on November 14, 2005 in Book 0546, Page 665, as amended by a First Amendment to Mortgage Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated July 31, 2006 from Quest Cherokee, LLC, as Mortgagor, to Guggenheim Corporate Funding, LLC, as administrative agent and collateral agent for Secured Parties, as Mortgagee, recorded in Craig County, OK on August 10, 2006 in Book 555, Page 729, as amended by a Second Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 15, 2007 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of Canada, as administrative agent and collateral agent for Secured Parties, as Mortgagee, recorded in Craig County, OK on December 18, 2007 in Book 0573, Pages 0402-0442, under Document ID No. 1-2007-158896.
2.	Second Lien Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of Canada, as administrative agent and collateral agent for Secured Parties, as Mortgagee, recorded in Craig County, OK on July 18, 2008 in Book 0581, Pages 0001-0053, under Document ID No. 1-2008-160908.
3.	Mortgage Deed of Trust, Security Agreement, Financing Statement and Assignment of Production date November 14, 2005 from Quest Cherokee, LLC, as Mortgagor, to Guggenheim Corporate Funding, LLC, as administrative agent and collateral agent for Secured Parties, as Mortgagee, recorded in Nowata County, OK on November 14, 2005 in Book 0737, Page 1, as amended by a First Amendment to Mortgage Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated July 31, 2006 from Quest Cherokee, LLC, as Mortgagor, to Guggenheim Corporate Funding, LLC, as administrative agent and collateral agent
Quest Cherokee 2nd Lien Loan
Transfer Agreement

Exhibit B Page 4

for Secured Parties, as Mortgagee, recorded in Nowata County, OK on August 10, 2006 in Book 0744, Page 1, as amended by a Second Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 15, 2007 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of Canada, as administrative agent and collateral agent for Secured Parties, as Mortgagee, recorded in Nowata County, OK on December 14, 2007 in Book 0756, Pages 0730-0990, under Document ID No. 1-2007-312376.
4.	Second Lien Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of Canada, as administrative agent and collateral agent for Secured Parties, as Mortgagee, recorded in Nowata County, OK on July 18, 2008 in Book 0762, Pages 0606-0879, under Document ID No. 1-2008-313911.
5.	Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated April 30, 2008 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of Canada, as administrative agent and collateral agent for Secured Parties, as Mortgagee, recorded in Seminole County, OK on May 6, 2008 in Book 3063, Page 264.
6.	Second Lien Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of Canada, as administrative agent and collateral agent for Secured Parties, as Mortgagee, recorded in Seminole County, OK on July 21, 2008 in Book 3100, Pages 3-48.
7.	First Lien Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of May 29, 2009 from STP Newco Inc., as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent, as Mortgagee, filed in Pushmataha County, Oklahoma on July 21, 2009, in Book 510, Page 281.
8.	Second Lien Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of May 29, 2009 from STP Newco Inc., as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent, as Mortgagee, filed in Pushmataha County, Oklahoma on July 21, 2009, in Book 510, Page 311.
9.	First Lien Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of May 29, 2009 from STP Newco Inc., as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent, as Mortgagee, filed in Pottawattamie County, Oklahoma on July 20, 2009, under Instrument No. 200900009901.
10.	Second Lien Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of May 29, 2009 from STP Newco Inc., as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent, as Mortgagee, filed in Pottawattamie County, Oklahoma on July 20, 2009, under Instrument No. 200900009902.
11.	First Lien Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of May 29, 2009 from STP Newco Inc., as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent, as Mortgagee, filed in Latimer County, Oklahoma on July 20, 2009, in Book 0737, Page 56.
12.	Second Lien Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of May 29, 2009 from STP Newco Inc., as Mortgagor, to Royal Bank of
Quest Cherokee 2nd Lien Loan
Transfer Agreement

Exhibit B Page 5

Canada, as Administrative Agent and Collateral Agent, as Mortgagee, filed in Latimer County, Oklahoma on July 20, 2009, in Book 0737, Page 87.

13.	First Lien Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of May 29, 2009 from STP Newco Inc., as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent, as Mortgagee, filed in Rogers County, Oklahoma on July 20, 2009, in Book 2043, Page 110.
14.	Second Lien Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of May 29, 2009 from STP Newco Inc., as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent, as Mortgagee, filed in Rogers County, Oklahoma on July 20, 2009, in Book 2043, Page 140.
15.	First Lien Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of May 29, 2009 from STP Newco Inc., as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent, as Mortgagee, filed in Grant County, Oklahoma on July 21, 2009, in Book 0600, Page 454.
16.	Second Lien Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of May 29, 2009 from STP Newco Inc., as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent, as Mortgagee, filed in Grant County, Oklahoma on July 21, 2009, in Book 0600, Page 484.
WEST VIRGINIA
1.	Mortgage, Deed of Trust, Credit Line Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement dated effective as of July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Carl D. Andrews, Trustee, for the benefit of Royal Bank of Canada, as mortgagee and collateral agent for Secured Parties, as Mortgagee, recorded in Braxton County, West Virginia on July 22, 2008 in Book 0209, Page 353, under Instrument No. 2008-04585.
2.	Mortgage, Deed of Trust, Credit Line Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement dated effective as of July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Carl D. Andrews, Trustee, for the benefit of Royal Bank of Canada, as mortgagee and collateral agent for Secured Parties, as Mortgagee, recorded in Cabell County, West Virginia on July 23, 2008 in Book 2236, Page 234, under Instrument No. 291690.
3.	Mortgage, Deed of Trust, Credit Line Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement dated effective as of July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Carl D. Andrews, Trustee, for the benefit of Royal Bank of Canada, as mortgagee and collateral agent for Secured Parties, as Mortgagee, recorded in Calhoun County, West Virginia on July 22, 2008 in Book 151, Page 369, under Instrument No. 5209.
4.	Mortgage, Deed of Trust, Credit Line Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement dated effective as of July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Carl D. Andrews, Trustee, for the benefit of Royal Bank of Canada, as mortgagee and collateral agent for Secured Parties, as Mortgagee, recorded in
Quest Cherokee 2nd Lien Loan
Transfer Agreement

Exhibit B Page 6

Doddridge County, West Virginia on July 22, 2008 in Book 175, Pages 137, under Instrument No. 77000.
5.	Mortgage, Deed of Trust, Credit Line Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement dated effective as of July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Carl D. Andrews, Trustee, for the benefit of Royal Bank of Canada, as mortgagee and collateral agent for Secured Parties, as Mortgagee, recorded in Gilmer County, West Virginia on July 23, 2008 in Book 161, Page 51, under Instrument No. 1419.
6.	Mortgage, Deed of Trust, Credit Line Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement dated effective as of July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Carl D. Andrews, Trustee, for the benefit of Royal Bank of Canada, as mortgagee and collateral agent for Secured Parties, as Mortgagee, recorded in Kanawha County, West Virginia on July 23, 2008 in Book 3585, Page 1.
7.	Mortgage, Deed of Trust, Credit Line Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement dated effective as of July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Carl D. Andrews, Trustee, for the benefit of Royal Bank of Canada, as mortgagee and collateral agent for Secured Parties, as Mortgagee, recorded in Lewis County, West Virginia on July 22, 2008 in Book 361, Page 264.
8.	Mortgage, Deed of Trust, Credit Line Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement dated effective as of July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Carl D. Andrews, Trustee, for the benefit of Royal Bank of Canada, as mortgagee and collateral agent for Secured Parties, as Mortgagee, recorded in Lincoln County, West Virginia on July 22, 2008 in Book 00207, Page 00258, Line 00001, under Transaction No. 2008004686.
9.	Mortgage, Deed of Trust, Credit Line Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement dated effective as of July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Carl D. Andrews, Trustee, for the benefit of Royal Bank of Canada, as mortgagee and collateral agent for Secured Parties, as Mortgagee, recorded in Pleasants County, West Virginia on July 22, 2008 in Book 134, Page 455, under Instrument No. 581635.
10.	Mortgage, Deed of Trust, Credit Line Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement dated effective as of July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Carl D. Andrews, Trustee, for the benefit of Royal Bank of Canada, as mortgagee and collateral agent for Secured Parties, as Mortgagee, recorded in Ritchie County, West Virginia on July 22, 2008 in Book 195, Pages 1-38, under Instrument No. 200800001886.
11.	Mortgage, Deed of Trust, Credit Line Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement dated effective as of July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Carl D. Andrews, Trustee, for the benefit of Royal Bank of Canada, as mortgagee and collateral agent for Secured Parties, as Mortgagee, recorded in Wayne County, West Virginia on July 22, 2008 in Book 674, Page 187, under Instrument No. 312993359.
Quest Cherokee 2nd Lien Loan
Transfer Agreement

Exhibit B Page 7

12.	Mortgage, Deed of Trust, Credit Line Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement dated effective as of July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Carl D. Andrews, Trustee, for the benefit of Royal Bank of Canada, as mortgagee and collateral agent for Secured Parties, as Mortgagee, recorded in Wetzel County, West Virginia on July 22, 2008 in Book 339, Page 642, under Instrument No. 82251.
13.	Mortgage, Deed of Trust, Credit Line Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement dated effective as of July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Carl D. Andrews, Trustee, for the benefit of Royal Bank of Canada, as mortgagee and collateral agent for Secured Parties, as Mortgagee, recorded in Wood County, West Virginia on July 22, 2008 in Book 1504, Page 450, under Instrument No. 576603.
Quest Cherokee 2nd Lien Loan
Transfer Agreement

Exhibit B Page 8

EXHIBIT C
EXISTING SECOND LIEN LOAN DOCUMENTS
•	Second Lien Loan Agreement

•	Mortgages described in Exhibit B

•	Guaranty dated as of July 11, 2008 by Quest Energy Partners, L.P., in favor of Royal Bank of Canada, as administrative agent and collateral agent

•	Guaranty dated as of July 11, 2008 by Quest Cherokee Oilfield Services, LLC, in favor of Royal Bank of Canada, as administrative agent and collateral agent

•	Guaranty dated as of July 16, 2009 by STP Newco, Inc., in favor of Royal Bank of Canada, as administrative agent and collateral agent

•	Second Lien Pledge and Security Agreement dated as of July 11, 2008 by Quest Cherokee, LLC in favor of Royal Bank of Canada, as administrative agent and collateral agent

•	Second Lien Pledge and Security Agreement dated as of July 11, 200 by Quest Energy Partners, L.P. in favor of Royal Bank of Canada, as administrative agent and collateral agent

•	Second Lien Pledge and Security Agreement dated as of July 11, 2008 by Quest Cherokee Oilfield Services, LLC in favor of Royal Bank of Canada, as administrative agent and collateral agent

•	Second Lien Pledge and Security Agreement dated as of July 16, 2009 by STP Newco, Inc. in favor of Royal Bank of Canada, as administrative agent and collateral agent

•	Blocked Account Control Agreement dated as of November 15, 2007 among JPMorgan Chase Bank, N.A., Quest Cherokee, LLC and Royal Bank of Canada, as administrative agent and collateral agent

•	Deposit Account Control Agreement dated as of November 15, 2007 among Bank of Oklahoma, N.A., Quest Energy Partners, L.P. and Royal Bank of Canada, as administrative agent and collateral agent

•	Deposit Account Control Agreement dated as of November 15, 2007 among Bank of Oklahoma, N.A., Quest Cherokee Oilfield Services, LLC and Royal Bank of Canada, as administrative agent and collateral agent

•	Deposit Account Control Agreement dated as of July 16, 2009 among Coopermark Bank, STP Newco, Inc. and Royal Bank of Canada, as administrative agent and collateral agent
Quest Cherokee 2nd Lien Loan
Transfer Agreement

Exhibit C

EXHIBIT D
PURCHASE PRICE
Royal Bank of Canada

Principal	$8,954,257.33
KeyBank National Association

Principal	$8,954,257.33
Société Générale

Principal	$8,954,257.33
Amegy Bank National Association

Principal	$3,357,846.54
Total for all Second Lien Lenders

Principal	$30,220,618.53
Quest Cherokee 2nd Lien Loan
Transfer Agreement

Exhibit D Page 1

EXHIBIT E
FORM OF NOTE ENDORSEMENT
     Pay to the order of Royal Bank of Canada, as administrative agent and collateral agent pursuant to that certain Second Amended and Restated Credit Agreement dated as of September 21, 2010, by and among PostRock Energy Services Corporation and PostRock MidContinent Production, LLC, as borrowers, each lender from time to time party thereto, and Royal Bank of Canada, as administrative agent and collateral agent, without recourse, representation or warranty.
By: [Name of Second Lien Lender]
Quest Cherokee 2nd Lien Loan
Transfer Agreement

Exhibit E

Exhibit F
FORM OF ASSIGNMENT OF DEBT AND LIENS
ASSIGNMENT OF DEBT AND LIENS
     THIS ASSIGNMENT OF DEBT AND LIENS (this “Assignment”) is made as of September 21, 2010 by ROYAL BANK OF CANADA, as administrative agent and collateral agent for the benefit of Secured Parties (defined below) (“Assignor”), with an address of Royal Bank Plaza, P.O. Box 50, 200 Bay Street, 12th Floor, South Tower, Toronto, Ontario MSJ 2W7, to ROYAL BANK OF CANADA, as administrative agent and collateral agent, for the benefit of the BBF Secured Parties (defined below) (in such capacities referred to herein as “Assignee”), with an address of Royal Bank Plaza, P.O. Box 50, 200 Bay Street, 12th Floor, South Tower, Toronto, Ontario MSJ 2W7.
R E C I T A L S
     A. Pursuant to the terms of that certain Loan Transfer Agreement dated as of even date herewith (the “Loan Transfer Agreement”) among POSTROCK MIDCONTINENT PRODUCTION, LLC, a Delaware limited liability company (“PMP”), successor by merger to Quest Cherokee, LLC, a Delaware limited liability company (“Quest Cherokee”) and to a related entity known as PostRock MidContinent Production, LLC, formerly known as Quest Energy Partners, L.P. (“QELP”), POSTROCK ENERGY SERVICES CORPORATION, a Delaware corporation (“PESC”), formerly known as Quest Resource Corporation and successor by merger with Quest Cherokee Oilfield Service, LLC, a Delaware limited liability company (“QCOS”), ROYAL BANK OF CANADA, as administrative agent and collateral agent for the Second Lien Lenders (defined below) under the Second Lien Loan Agreement (defined below) (the “Second Lien Agent”), and ROYAL BANK OF CANADA, as administrative agent and collateral agent for the Borrowing Base Facility Lenders (as defined in the Loan Transfer Agreement) under the Borrowing Base Facility Credit Agreement (as defined in the Loan Transfer Agreement) and the other BBF Secured Parties (as defined in the Loan Transfer Agreement), upon satisfaction of certain conditions specified in the Loan Transfer Agreement the Second Lien Agent, as Assignor, is to deliver assignments in recordable form to assign to Assignee, for the benefit of the Borrowing Base Facility Lenders the Assigned Debt (as defined in the Loan Transfer Agreement) and to Assignee, for the benefit of the BBF Secured Parties, the liens and security interests securing the Assigned Debt created pursuant to the mortgages described on Exhibit A hereto (the “Quest Cherokee Oil and Gas Mortgages”).
     NOW THEREFORE, in consideration of the delivery by Assignee of promissory notes issued by PESC and PMP representing (among other things) the Purchase Price (as more particularly described and defined in the Loan Transfer Agreement), for $10.00 in hand paid, the receipt of which is hereby acknowledged, and in consideration of the premises and for the other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Assignor and Assignee hereby agree as follows:
ARTICLE I
ASSIGNMENT
     Section 1.1 Assignment. For good and valuable consideration to Assignor in hand paid by Assignee, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby GRANTS, BARGAINS, SELLS, ASSIGNS, TRANSFERS AND CONVEYS to Assignee, without recourse or

Exhibit F Page 1

warranty or representation, express or implied, statutory or otherwise by Assignor, all of Assignor’s and each Second Lien Lender’s (as defined in the Loan Transfer Agreement) rights, titles and interests in and to the Assigned Debt and the Second Lien Loan Documents (as defined in the Loan Transfer Agreement) and the benefit of the liens created by, or arising under, the Quest Cherokee Oil and Gas Mortgages (collectively, the “Assigned Rights”).
     TO HAVE AND TO HOLD the Assigned Rights unto Assignee, its successors and assigns, forever; provided, however, Assignee does not assume and shall not be obligated to pay, perform or discharge any claim, debt, obligation, expense or liability of Assignor or the Second Lien Lenders of any kind, whether known or unknown, absolute or contingent, under the Second Lien Loan Documents or otherwise, arising out of any act or omission occurring on or before the date hereof under the Second Lien Loan Documents.
     Section 1.2 Acceptance. Assignee, by filing and recording this Assignment in one or more of the counties referred to on Exhibit A, indicates its acknowledgment and acceptance of the terms hereof.
ARTICLE II
MISCELLANEOUS
     Section 2.1 Exhibit A. Exhibit A is hereby incorporated into this Assignment by reference and constitutes a part of this Assignment.
     Section 2.2 Successors and Assigns. This Assignment shall be binding upon Assignor and its successors and assigns.
     Section 2.3 Invalidity. In the event that any one or more of the provisions contained herein shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions hereof.
     Section 2.4 Counterparts. This Assignment is being executed in several counterparts, all of which are identical. Each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument. Executed original counterparts of this Assignment to be filed for record in the records of the jurisdictions wherein some or all of the collateral covered by the Quest Cherokee Oil and Gas Mortgages is situated may have annexed thereto as Exhibit A only the portions or divisions containing specific descriptions of the collateral located in those jurisdictions. Whenever a recorded counterpart of this Assignment contains specific descriptions which are less than all of the descriptions contained in any full counterpart on file with Assignee, the omitted descriptions are hereby included by reference in that recorded counterpart as if each recorded counterpart conformed to any full counterpart on file with Assignee.
          Section 2.5 Governing Law. WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW, THIS ASSIGNMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE AND THE LAWS OF THE UNITED STATES OF AMERICA, EXCEPT THAT TO THE EXTENT THAT THE LAW OF A STATE IN WHICH THIS ASSIGNMENT IS FILED OF RECORD (OR WHICH IS OTHERWISE APPLICABLE TO THIS ASSIGNMENT) NECESSARILY OR APPROPRIATELY GOVERNS WITH RESPECT TO PROCEDURAL AND SUBSTANTIVE MATTERS RELATING TO THIS ASSIGNMENT, THE LAW OF SUCH STATE SHALL APPLY.

Exhibit F Page 2

[Remainder of Page Intentionally Blank;
Signature Pages Follow]

Exhibit F Page 3

     IN WITNESS WHEREOF, the parties have caused this Assignment to be executed by their duly authorized officers effective as of the date first above written.

ASSIGNOR: ROYAL BANK OF CANADA as Administrative Agent and Collateral Agent
By:
Leslie P. Vowell
Attorney-in-Fact

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

Kansas	BE IT REMEMBERED THAT I, the undersigned authority, a notary public duly qualified, commissioned, sworn and acting in and for the county and state aforesaid, and being authorized in such county and state to take acknowledgments, hereby certify that, on this day of September, 2010, there personally appeared before me and known to me (or satisfactorily proven) to be the person described in the foregoing instrument: Leslie P. Vowell, as Attorney-in-Fact for Royal Bank of Canada, a Canadian chartered bank, known to me to be such person, such bank being a party to the foregoing instrument.

KANSAS The foregoing instrument was acknowledged before me on this day, by Leslie P. Vowell, as Attorney-in-Fact for Royal Bank of Canada, a Canadian chartered bank, on behalf of said bank.

Oklahoma	The foregoing instrument was acknowledged before me on this day of September, 2010, by Leslie P. Vowell, as Attorney-in-Fact for Royal Bank of Canada, a Canadian chartered bank, on behalf of said bank.

West Virginia	The foregoing instrument was acknowledged before me on this day of September, 2010, by Leslie P. Vowell, as Attorney-in-Fact for Royal Bank of Canada, a Canadian chartered bank, on behalf of said bank.

IN TESTIMONY AND WITNESS WHEREOF, I have hereunto set my hand and official seal on the day and year first above written.

NOTARY PUBLIC, State of TEXAS

My commission expires:

[SEAL]

Exhibit F Page 4

Exhibit A
Quest Cherokee Oil and Gas Mortgages
KANSAS
1.	Second Lien Mortgage, Security Agreement, Financing Statement and Assignment of Production dated July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent, as Mortgagee, filed in Chautauqua County, Kansas on July 25, 2008, in Book 141, Page 747.

2.	Second Lien Mortgage, Security Agreement, Financing Statement and Assignment of Production dated July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent, as Mortgagee, filed in Elk County, Kansas on July 21, 2008, in Book 119, Page 121.

3.	Second Lien Mortgage, Security Agreement, Financing Statement and Assignment of Production dated July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent, as Mortgagee, filed in Labette County, Kansas on July 31, 2008, in Book 393, Page 49, as amended by that First Amendment to Second Lien Mortgage, Security Agreement, Financing Statement and Assignment of Production dated September 1, 2008 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent, as Mortgagee, filed in Labette County, Kansas on September 24, 2008, in Book 395, Page 46, under Document No. 34530.

4.	Second Lien Mortgage, Security Agreement, Financing Statement and Assignment of Production dated July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent, as Mortgagee, filed in Montgomery County, Kansas on July 25, 2008, in Book 578, Page 143, as amended by that First Amendment to Second Lien Mortgage, Security Agreement, Financing Statement and Assignment of Production dated September 1, 2008 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent, as Mortgagee, filed in Montgomery County, Kansas on September 24, 2008, in Book 579, Page 500.

5.	Second Lien Mortgage, Security Agreement, Financing Statement and Assignment of Production dated July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent, as Mortgagee, filed in Neosho County, Kansas on July 24, 2008, in Book 412, Pages 1-528, under Document ID No. 10662.

6.	Second Lien Mortgage, Security Agreement, Financing Statement and Assignment of Production dated July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent, as Mortgagee, filed in Wilson County, Kansas on July 24, 2008, in Book 326, Page 1.

7.	Second Lien Mortgage, Security Agreement, Financing Statement and Assignment of Production dated July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent, as Mortgagee, filed in Woodson County, Kansas on July 24, 2008, in Book M105, Page(s) 314-361, under Document ID No. 9710018.

8.	Second Lien Mortgage, Security Agreement, Financing Statement and Assignment of Production dated July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of Canada, as

Exhibit F Page 1

Administrative Agent and Collateral Agent, as Mortgagee, filed in Allen County, Kansas on July 24, 2008, in Book 1570, Page 29.

9.	Second Lien Mortgage, Security Agreement, Financing Statement and Assignment of Production dated July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent, as Mortgagee, filed in Greenwood County, Kansas on July 24, 2008, in Book 301, Page 337.
OKLAHOMA
10.	Second Lien Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of Canada, as administrative agent and collateral agent for Secured Parties, as Mortgagee, recorded in Craig County, OK on July 18, 2008 in Book 0581, Pages 0001-0053, under Document ID No. 1-2008-160908.

11.	Second Lien Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of Canada, as administrative agent and collateral agent for Secured Parties, as Mortgagee, recorded in Nowata County, OK on July 18, 2008 in Book 0762, Pages 0606-0879, under Document ID No. 1-2008-313911.

12.	Second Lien Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of Canada, as administrative agent and collateral agent for Secured Parties, as Mortgagee, recorded in Seminole County, OK on July 21, 2008 in Book 3100, Pages 3-48.

13.	Second Lien Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of May 29, 2009 from STP Newco Inc., as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent, as Mortgagee, filed in Pushmataha County, Oklahoma on July 21, 2009, in Book 510, Page 311.

14.	Second Lien Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of May 29, 2009 from STP Newco Inc., as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent, as Mortgagee, filed in Pottawattamie County, Oklahoma on July 20, 2009, under Instrument No. 200900009902.

15.	Second Lien Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of May 29, 2009 from STP Newco Inc., as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent, as Mortgagee, filed in Latimer County, Oklahoma on July 20, 2009, in Book 0737, Page 87.

16.	Second Lien Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of May 29, 2009 from STP Newco Inc., as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent, as Mortgagee, filed in Rogers County, Oklahoma on July 20, 2009, in Book 2043, Page 140.

17.	Second Lien Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of May 29, 2009 from STP Newco Inc., as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent, as Mortgagee, filed in Grant County, Oklahoma on July 21, 2009, in Book 0600, Page 484.

Exhibit F Page 2

WEST VIRGINIA
18.	Mortgage, Deed of Trust, Credit Line Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement dated effective as of July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Carl D. Andrews, Trustee, for the benefit of Royal Bank of Canada, as mortgagee and collateral agent for Secured Parties, as Mortgagee, recorded in Braxton County, West Virginia on July 22, 2008 in Book 0209, Page 353, under Instrument No. 2008-04585.

19.	Mortgage, Deed of Trust, Credit Line Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement dated effective as of July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Carl D. Andrews, Trustee, for the benefit of Royal Bank of Canada, as mortgagee and collateral agent for Secured Parties, as Mortgagee, recorded in Cabell County, West Virginia on July 23, 2008 in Book 2236, Page 234, under Instrument No. 291690.

20.	Mortgage, Deed of Trust, Credit Line Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement dated effective as of July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Carl D. Andrews, Trustee, for the benefit of Royal Bank of Canada, as mortgagee and collateral agent for Secured Parties, as Mortgagee, recorded in Calhoun County, West Virginia on July 22, 2008 in Book 151, Page 369, under Instrument No. 5209.

21.	Mortgage, Deed of Trust, Credit Line Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement dated effective as of July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Carl D. Andrews, Trustee, for the benefit of Royal Bank of Canada, as mortgagee and collateral agent for Secured Parties, as Mortgagee, recorded in Doddridge County, West Virginia on July 22, 2008 in Book 175, Pages 137, under Instrument No. 77000.

22.	Mortgage, Deed of Trust, Credit Line Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement dated effective as of July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Carl D. Andrews, Trustee, for the benefit of Royal Bank of Canada, as mortgagee and collateral agent for Secured Parties, as Mortgagee, recorded in Gilmer County, West Virginia on July 23, 2008 in Book 161, Page 51, under Instrument No. 1419.

23.	Mortgage, Deed of Trust, Credit Line Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement dated effective as of July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Carl D. Andrews, Trustee, for the benefit of Royal Bank of Canada, as mortgagee and collateral agent for Secured Parties, as Mortgagee, recorded in Kanawha County, West Virginia on July 23, 2008 in Book 3585, Page 1.

24.	Mortgage, Deed of Trust, Credit Line Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement dated effective as of July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Carl D. Andrews, Trustee, for the benefit of Royal Bank of Canada, as mortgagee and collateral agent for Secured Parties, as Mortgagee, recorded in Lewis County, West Virginia on July 22, 2008 in Book 361, Page 264.

Exhibit F Page 3

25.	Mortgage, Deed of Trust, Credit Line Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement dated effective as of July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Carl D. Andrews, Trustee, for the benefit of Royal Bank of Canada, as mortgagee and collateral agent for Secured Parties, as Mortgagee, recorded in Lincoln County, West Virginia on July 22, 2008 in Book 00207, Page 00258, Line 00001, under Transaction No. 2008004686.

26.	Mortgage, Deed of Trust, Credit Line Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement dated effective as of July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Carl D. Andrews, Trustee, for the benefit of Royal Bank of Canada, as mortgagee and collateral agent for Secured Parties, as Mortgagee, recorded in Pleasants County, West Virginia on July 22, 2008 in Book 134, Page 455, under Instrument No. 581635.

27.	Mortgage, Deed of Trust, Credit Line Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement dated effective as of July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Carl D. Andrews, Trustee, for the benefit of Royal Bank of Canada, as mortgagee and collateral agent for Secured Parties, as Mortgagee, recorded in Ritchie County, West Virginia on July 22, 2008 in Book 195, Pages 1-38, under Instrument No. 200800001886.

28.	Mortgage, Deed of Trust, Credit Line Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement dated effective as of July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Carl D. Andrews, Trustee, for the benefit of Royal Bank of Canada, as mortgagee and collateral agent for Secured Parties, as Mortgagee, recorded in Wayne County, West Virginia on July 22, 2008 in Book 674, Page 187, under Instrument No. 312993359.

29.	Mortgage, Deed of Trust, Credit Line Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement dated effective as of July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Carl D. Andrews, Trustee, for the benefit of Royal Bank of Canada, as mortgagee and collateral agent for Secured Parties, as Mortgagee, recorded in Wetzel County, West Virginia on July 22, 2008 in Book 339, Page 642, under Instrument No. 82251.

30.	Mortgage, Deed of Trust, Credit Line Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement dated effective as of July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Carl D. Andrews, Trustee, for the benefit of Royal Bank of Canada, as mortgagee and collateral agent for Secured Parties, as Mortgagee, recorded in Wood County, West Virginia on July 22, 2008 in Book 1504, Page 450, under Instrument No. 576603.

Exhibit F Page 4